FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 12, 1998


                        TELEPHONE AND DATA SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


        Delaware               001-14157              36-2669023
    (State or other           (Commission            (IRS Employer
    jurisdiction of           File Number)          Identification No.)
    incorporation)


   30 North LaSalle Street, Chicago, Illinois                     60602
         (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:  (312) 630-1900


                                 Not Applicable
          (Former name or former address, if changed since last report)








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Item 5.   Other Events.

         On June 12, 1998, Telephone and Data Systems, Inc. (the "Company" or "TDS") announced that it had withdrawn its planned offering of 13,500,000 shares of TDS Telecommunications Group Common Shares, a class of common stock of TDS which would track the performance of the TDS Telecom Group. The Company cited adverse market conditions as the reason for the withdrawal of the offering.

         This Current Report on Form 8-K is being filed for the purpose of filing the news release issued by the Company relating to such announcement as an exhibit.

Item 7.  Financial Statements and Exhibits

           Exhibits

          The exhibits  accompanying  this report are listed in the accompanying
Exhibit Index.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.




Telephone and Data Systems, Inc.
(Registrant)

Date:    June 15, 1998


By:  /s/ GREGORY J. WILKINSON
Gregory J. Wilkinson
Vice President and Controller
(principal accounting officer)












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                                  EXHIBIT INDEX


Exhibit Number              Description of Exhibit
--------------              -----------------------
     99                     News Release dated June 12, 1998



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